Exhibit 2.1

040105

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Articles of Incorporation
(PURSUANT TO NRS CHAPTER 78)

Filed in the office of	Document Number
Barbara K. Cegavske, Secretary of State, State of Nevada	20170306423-68
	Filing Date and Time: 07/18/2017 1:49 PM
	Entity Number: E0338602017-2

(This document was filed electronically.)

USE BLACK INK ONLY - DO NOT HIGHLIGHT — ABOVE SPACE IS FOR OFFICE USE ONLY

1. Name of Corporation: IDEA LAB X PRODUCTS INC.

2. Registered Agent for Service of Process: (check only one box)

[X] Commercial Registered Agent: INCORP SERVICES, INC.
Name

[ ] Noncommercial Registered Agent (name and address below) **OR** [ ] Office or Position with Entity (name and address below)

Name of Noncommercial Registered Agent **OR** Name of Title of Office or Other Position with Entity

Street Address | City | Nevada | Zip Code

Mailing Address (if different from street address) | City | Nevada | Zip Code

3. Authorized Stock: (number of shares corporation is authorized to issue)

Number of shares *with par value:* 250000000 — Par value per share: $ 0.001 — Number of shares *without par value:* 0

4. Names and Addresses of the Board of Directors/Trustees: (each Director/Trustee must be a natural person at least 18 years of age; attach additional page if more than two directors/trustees)

1) CHRISTOPHER FERGUSON
Name
909 NEW BRUNSWICK AVENUE | ALPHA | NJ | 08865
Street Address | City | State | Zip Code

2) KEVIN FERGUSON
Name
909 NEW BRUNSWICK AVENUE | ALPHA | NJ | 08865
Street Address | City | State | Zip Code

5. Purpose: (optional; required only if Benefit Corporation status selected)

The purpose of the corporation shall be:
HOLDING COMPANY/CONSUMER PRODUCTS & MANUFACTURING

6. Benefit Corporation: (see instructions) [ ] Yes

7. Name, Address and Signature of Incorporator: (attach additional page if more than one incorporator)

I declare, to the best of my knowledge under penalty of perjury, that the information contained herein is correct and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.

CHRISTOPHER FERGUSON — X CHRISTOPHER FERGUSON
Name — Incorporator Signature

909 NEW BRUNSWICK AVENUE | ALPHA | NJ | 08865
Address | City | State | Zip Code

8. Certificate of Acceptance of Appointment of Registered Agent:

I hereby accept appointment as Registered Agent for the above named Entity.

X INCORP SERVICES, INC. — 7/18/2017
Authorized Signature of Registered Agent or On Behalf of Registered Agent Entity — Date

This form must be accompanied by appropriate fees.

Nevada Secretary of State NRS 78 Articles
Revised: 1-5-15

180304

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Registered Agent Acceptance

(PURSUANT TO NRS 77.310)

This form may be submitted by: a Commercial Registered Agent, Noncommercial Registered Agent or Represented Entity. For more information please visit http://www.nvsos.gov/index.aspx?page=141

USE BLACK INK ONLY - DO NOT HIGHLIGHT **ABOVE SPACE IS FOR OFFICE USE ONLY**

Certificate of Acceptance of Appointment by Registered Agent

In the matter of Idea Lab X Products, Inc.

Name of Represented Business Entity

I, InCorp Services, Inc. am a:

Name of Appointed Registered Agent *OR* Represented Entity Serving as Own Agent*

(complete only only one)

a) [X] commercial registered agent listed with the Nevada Secretary of State,

b) [ ] noncommercial registered agent with the following address for service of process:

Street Address	City	Nevada	Zip Code
Mailing Address (if different from street address)	City	Nevada	Zip Code

c) [ ] represented entity accepting own service of process at the following address:

Title of Office or Position of Person in Represented Entity

Street Address	City	Nevada	Zip Code
Mailing Address (if different from street address)	City	Nevada	Zip Code

and hereby state that on July 18, 2017 (Date) I accepted the appointment as registered agent for the above named business entity.

X Jennifer Evan on behalf of InCorp Services, Inc. July 18, 2017

Authorized Signature of R.A. or On Behalf of R.A. Company Date

*If changing Registered Agent when reinstating, officer's signature required.

X

Signature of Officer Date

Nevada Secretary of State Form RA Acceptance
Revised: 1-5-15

CORPORATE CHARTER I, Barbara K. Cegavske, the duly elected and qualified Nevada Secretary of State, do hereby certify that IDEA LAB X PRODUCTS INC., did on July 18, 2017, file in this office the original Articles of Incorporation; that said Articles of Incorporation are now on file and of record in the office of the Secretary of State of the State of Nevada, and further, that said Articles contain all the provisions required by the law of said State of Nevada. Certified By: Electronic Filing Certificate Number: C20170718-1717 You may verify this certificate online at http://www.nvsos.gov/ IN WITNESS WHEREOF, I have hereunto set my hand and affixed the Great Seal of State, at my office on July 18, 2017. Barbara K. Cegavske Secretary of State